UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012 (June 27, 2012)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Effective June 27, 2012, Gaylord Entertainment Company (the “Company”) caused its newly formed, wholly-owned subsidiary, Granite Hotel Properties, Inc. (“Granite”) to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement contains a preliminary proxy statement of the Company and prospectus of Granite which describes our plans to qualify as a real estate investment trust (“REIT”) for federal income tax purposes following the consummation of the Company’s previously announced transaction with Marriott International, Inc., and the contemplated merger between Granite and the Company to facilitate the REIT election. The registration statement can be located, free of charge, at the SEC’s website at www.sec.gov under the registrant’s name of Granite Hotel Properties, Inc.

Additional Information and Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. Granite has filed with the SEC a registration statement on Form S-4 containing a preliminary proxy statement of the Company and a prospectus of Granite which describes our plans to qualify as a REIT for federal income tax purposes following the consummation of the Company’s previously announced transaction with Marriott International, Inc., and the contemplated merger between Granite and the Company to facilitate the REIT election. The registration statement has not yet become effective. Notice of a special meeting and a definitive proxy statement/prospectus will be mailed to stockholders of the Company who hold shares of the common stock of the Company on the record date to be determined by the Company’s board of directors. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND REIT CONVERSION. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov under the registrant’s name of Granite Hotel Properties, Inc. In addition, stockholders may obtain free copies of the documents by sending a written request to the Company’s Secretary at Gaylord Entertainment Company, One Gaylord Drive, Nashville, Tennessee 37214, or by calling the Secretary at (615) 316-6000.

Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decisions.

Interests of Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger and REIT conversion. Information regarding the Company’s directors and executive officers is set forth in the Company’s proxy statement for its 2012 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which were filed with the SEC on April 3, 2012 and February 24, 2012, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger and REIT conversion is contained in the proxy statement/prospectus filed by Granite with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date: June 27, 2012	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Executive Vice President, General Counsel and Secretary